Loan to Joint Venture	12 Months Ended
Dec. 31, 2011
Loan to Joint Venture
6.	Loan to Joint Venture

In September, 2010, the Company entered into a joint venture arrangement (the Joint Venture) with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), to have a VLCC newbuilding constructed, managed and chartered to third parties. The Company has a 50% economic interest in the Joint Venture, which is jointly controlled by the Company and Wah Kwong. The VLCC has an estimated purchase price of approximately $98 million (of which the Company’s 50% portion is $49 million), excluding capitalized interest and other miscellaneous construction costs. The vessel is expected to be delivered during the second quarter of 2013. As at December 31, 2011, the remaining payments required to be made under this newbuilding contract, including Wah Kwong’s 50% share, was $44.1 million in 2012 and $34.3 million in 2013. As of December 31, 2011, the Joint Venture had received a firm commitment from a financial institution for a loan of $68.6 million. The loan finalization was subsequently completed in the first quarter of 2012. The Company and Wah Kwong have each agreed to finance 50% of the costs to acquire the VLCC that are not financed with commercial bank financing. The Company made its initial $9.8 million advance to the Joint Venture in October 2010. The advance is non-interest bearing and unsecured. A third party has agreed to time-charter the vessel following its delivery for a term of five years at a fixed daily rate and an additional amount if the daily rate of any sub-charter earned by the third party exceeds a certain threshold.